John Hancock Funds II

Supplement dated April 12, 2016 to the current prospectus, as may be supplemented

Asia Pacific Total Return Bond Fund (the “fund”)

Effective immediately, Luc Froehlich will no longer serve as a portfolio manager of the fund. Accordingly, all references to Mr. Froehlich as a portfolio manager on the investment management team of the fund will be removed from the prospectus.

Also effective immediately, Jimond Wong, CFA, CPA, will be added as a portfolio manager of the fund. Neal Capecci, Endre Pedersen and Jimond Wong are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following replaces in its entirety the portfolio manager information in the “Fund summary” section of the prospectus under the heading “Portfolio management”:

Neal Capecci	Endre Pedersen	Jimond Wong, CFA, CPA
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managed the fund since inception	Managed the fund since inception	Managed the fund since 2016

The following information relating to Mr. Wong is added to the portfolio manager information in “Fund details” under “Who’s who – Subadvisor”:

Jimond Wong, CFA, CPA

• Portfolio Manager

• Managed the fund since 2016

• Joined subadvisor in 2013

• Executive Director, Credit Research – Asia ex Japan, UBS AG (2010-2013)

• Began business career in 1998

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Funds II

Supplement dated April 12, 2016 to the current Statement of Additional Information (the SAI)

Asia Pacific Total Return Bond Fund (the “fund”)

Effective immediately, Luc Froehlich will no longer serve as a portfolio manager of the fund. Accordingly, all references to Mr. Froehlich as a portfolio manager of the fund will be removed from the SAI.

Also effective immediately, Jimond Wong, CFA, CPA, will be added as a portfolio manager of the fund.

Accordingly, the following supplements the information presented in Appendix B of the SAI, which provides additional information about the portfolio managers of the subadvisor, John Hancock Asset Management a division of Manulife Asset Management (US) LLC:

Fund	Portfolio Manager(s)
John Hancock Asia Pacific Total Return Bond Fund	Neal Capecci, Endre Pedersen and Jimond Wong are jointly and primarily responsible for the day-to-day management of this fund’s portfolio

The following table reflects information as of January 31, 2016:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Jimond Wong*	1	$68,059,990	11	$387,123,351	6	$401,746,240

*As of January 31, 2016

Other accounts managed by the portfolio manager for which a subadvisor receives a performance-based fee:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Jimond Wong	0	$0	0	$0	0	$0

Ownership of Fund shares: The following table indicates, as of January 31, 2016, the value, within the indicated range, of fund shares that Mr. Wong beneficially owned. For purposes of this table, the following letters represent the range indicated below:

A	—	$0
B	—	$1--$10,000
C	—	$10,001--$50,000
D	—	$50,001--$100,000
E	—	$100,001--$500,000
F	—	$500,001--$1,000,000
G	—	More than $1 million

Fund	Jimond Wong
Asia Pacific Total Return Bond Fund	A

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.